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                                                                   EXHIBIT 10.57

                            NOTE AND LOAN AGREEMENT

Bridgeview, Illinois                                  Date:  As of July 15, 1997


     FOR VALUE RECEIVED the undersigned, Lawrence Ceraulo and Victor Texidor, and Certex Dental Studio, Inc. (the "Makers") promise to pay to the order of Mason Dental Southeast, Inc., together with any successors or assigns (the "Holder"), at 7421 W. 100th Place, Bridgeview, Illinois 60455-2442 or such other place as Holder may designate from time to time hereafter (hereinafter referred to as the "Location"), the principal sum of Ninety-Six Thousand Three Hundred Fifty-Seven and 38/100 Dollars ($96,357.38) - hereinafter referred to as the "Principal Obligation".

     The Principal Obligation unpaid from time to time shall bear interest from July 15, 1997 until paid, computed at a daily rate equal to the daily rate equivalent of Fourteen and three-quarters percent (14.75%) per annum (hereinafter referred to as the "Stated Rate") computed on the basis of a 360-day year and actual days elapsed, (the Principal Obligation and interest due at the Stated Rate are hereinafter referred to as the "Makers Primary Indebtedness"). Makers' Primary Indebtedness shall be payable in accordance with the amortization schedule attached hereto as Exhibit A, which has been initiated by the Makers and is incorporated herein and made a part hereof. All payments on account of Makers Primary Indebtedness shall be applied first to accrued and unpaid interest and the remainder to principal. Each date that a payment is due hereunder, as is set forth on Exhibit A, is hereinafter referred to as the "Due Date". Any accrued but unpaid principal and interest still due and owing shall be paid in full on July 14, 1998. If this Note, or any obligation hereunder, is not paid to the Holder when due, then the Principal Obligation unpaid from time to time shall bear interest from the Due Date until paid at the highest interest rate permitted by law on the Due Date (hereinafter referred to as the "Adjusted Stated Rate"). The foregoing notwithstanding, the Adjusted Stated Rate shall be capped at a rate of ten percent (10%) over the Stated Rate; and, if by operation of the immediately preceding sentence, the Adjusted Stated Rate exceeds a rate of ten percent (10%) over the Stated Rate, the Adjusted Stated Rate shall be reduced to a rate equal to ten percent (10%) over the Stated Rate. The Makers' Primary Indebtedness and interest due at the Adjusted Stated Rate is hereinafter referred to as "Makers' Secondary Obligation".

     Interest shall be payable by Makers to Holder with the Principal Obligation of Makers' Primary Indebtedness, as applicable by the terms hereof, or as billed by Holder to Makers, at the Location.

     To secure this Note, the Makers hereby grant to the Holder a security interest in all of the assets, inventory, accounts receivable and accounts of the Makers and any sole proprietorship, partnership, corporation and other entity in which and to the extent of which they have an interest therein and their affiliates, whether now owned or hereafter acquired, and all immediate and remote proceeds thereof. Such security interest shall only be subject to presently existing, secured debt of the Makers. The Makers agree to immediately take all necessary actions, and to execute any necessary filings, to secure such security interest, and to provide the Holder with proof thereof. The Makers hereby acknowledge that they have




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induced the Holder to accept this Note by their specific representation to the
Holder that they, neither individually or collectively, shall ever cause the security by which this Note is to be secured, currently and in the future, to be impaired in any way including, by way of illustration and not limitation, by sale, assignment, concealment, removal and /or otherwise. Should the security by which this Note is to be secure, currently and in the future, become impaired, the Makers agree that such impairment shall constitute an Event of Default, hereinafter defined.

     Makers warrant and represent to Holder that the debt represented by this Note was incurred solely for proper business purposes, and consistently with all applicable laws and statutes.

     The occurrence of any one of the following events shall constitute and default by Makers (hereinafter referred to as the "Event of Default") under this Note: (a) if Makers fail to pay Makers' Primary Indebtedness when due and payable; or (b) if Makers fail to perform, keep or observe any term, provision, condition, covenant, warranty or representation contained in the Note which is required to be performed, kept or observed by Makers.

     The Holder shall be entitled to receive payment in full of all interest accruing hereon subsequent to the filing of a petition or the taking of any other action commencing a bankruptcy or other similar proceeding or which would accrue but for such proceeding or action of the under signed.

     Upon an Event of Default hereunder, without notice by Holder to or demand by Holder of Makers, subject to the Holder's sole and absolute election, all of Makers' Primary Indebtedness shall be due and payable forthwith hereunder and all remedies, including the remedies provided herein and any others by law and equity, shall be available to the Holder. The acceptance by Holder of any partial payment make hereunder after the time when any of Makers' Primary Indebtedness become due and payable will not establish a custom, or waive any rights of Holder to enforce prompt payment hereof: presentment, protest, default, non0peyment, maturity, release, compromise, settlement, extension, renewal of this Note and all other notices except as herein specifically provided.

     Makers agree to pay, upon Holder's demand therefor, any and all costs, fees and expenses (including, solely by the way of illustration and not limitation, attorneys' fees, costs and expenses) incurred in enforcing any of Holder's rights, hereunder, and to the extent not paid the same shall become part of Makers' Primary Indebtedness hereunder.

     Makers hereby authorize, irrevocably, any attorney of any Court of Record in any state or territory of the United States where the same is allowed by law, in term time or vacation, at any time after occurrence of an Event of Default hereunder, to appear for Makers, to waive the issuance and service of process, and confess a judgement against the Makers for the amount of Makers' Secondary Obligation due hereunder, including all casts, fees and expenses as provided herein, further authorizing said attorney to waive and release all errors which may intervene in any such proceeding and waive all right of appeal and consent to immediate execution upon such judgement, hereby agreeing that no writ of error or appeal will be prosecuted from such judgement, nor any bill in equity filed to retrain the operation of said judgment, or any execution thereon, and hereby ratifying and confirming all that said attorney may do by virtue hereof. If this provision or any other provision of this Note or the application thereof to any party or circumstance is held invalid or unenforceable, the remainder of this




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Note and the application thereof to other parties or circumstances shall not be affected thereby, the provisions of this Note being severable in any such instance.

     This Note is submitted by the undersigned to the Holder at the Location by Priority Mail United States Postal Service and the undersigned and Holder agrees that this Note shall be deemed to have been made and delivered thereat. The undersigned and Holder agree that this Note shall be governed and controlled by the laws of the State of Illinois as to interpretation, enforcement, validity, construction, effect, choice of law and in all other respects.

     To induce Holder to accept this Note, Makers irrevocably agree that, subject to Holder's sole and absolute election, all actions or proceedings in any way, manner or respect, arising out of or from or related to this Note shall be litigated in courts having situs within the County of Cook, State of Illinois. Makers hereby consent and submit to the jurisdiction of any local, state or federal court located within said county and state.

     If this Note is signed by (1) more than one individual person, or (2) more than one corporation and/or entity, or (3) one or more individual persons and one or more than one corporation and/or business entity, then, in such instance, said signatories shall be liable jointly and severally hereunder; but the words "jointly" and severally" as used in this Note shall be disregarded in the case it is signed by only one corporation or by only one individual person.

     Any notice, designation, demand, consent or request required herein to be given to or to be served upon Makers by Holder shall be in writing, be given or served by Holder and be deemed to have been given or served: (1) upon mailing, if addressed to Makers at 4100 N. Powerline Road, Suite F, Pompano Beach, FL 33060 and sent by certified mail, postage prepaid with return receipt requested, or (2) upon acceptance by United Parcel Service, Federal Express or another courier service or a messenger service, if addressed to Makers at 4100
N. Powerline Road, Suite F, Pompano Beach, FL 33060, and sent to Makers by United Parcel Service, Federal Express or another courier service or a messenger service; or (3) upon receipt by or for Makers if sent otherwise. Any notice, designation, demand, consent, request or communication required herein to be given to or to be served or otherwise given or served in relation to this Note upon Holder by Makers shall be in writing, be given or served by Makers and be deemed to have been given or deserved upon actual receipt by Holder and shall be evidenced by a signed acknowledgement of receipt of the same by Holder.

                                   MAKERS:



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Lawrence Ceraulo                                Victor Texidor

                       CERTEX DENTAL STUDIO, INC. BY:



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Victor Texidor, President                       Lawrence Ceraulo, Secretary